united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/15

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

October 31, 2015

Class A RAALX
Class C RACLX
Class I RAILX

www.conductorfunds.com
1-844-GO-RAILX (1-844-467-2459)

December 2015

First, let us begin by welcoming you to the second yearly update for the Conductor Global Fund. We have been pleased with the performance of the Fund over the past fiscal year and look forward to keeping you updated regularly on the status of the various positions in the portfolio and the global market and economic trends that affect our positioning.

Like last year, 2015 has been defined by significant market swings and sideways index performance. Entering the final weeks of 2015, many of the broad major global equity indices are holding tenuously to yearly gains. Market trends this year are tracking 2014 in nearly every respect. Growth has trounced Value. US stocks have significantly outperformed developed country international equities. Emerging market stocks have underperformed most asset classes. Commodities have continued establishing new 52-week lows.

From 10/31/2014 to 10/31/2015, the MSCI World was up 2.42%, and the MSCI AC World was up 0.57%. The MSCI AC World Value index was down 3.45%, while the growth index was up 4.47%. The MSCI AC Small-Cap Index was up 1.95% versus 0.25% for the large-cap index.

Over the same time span, the Conductor Global Fund was up 4.28%.

Since the end of the fiscal year, 10/31/14, the Conductor Global is down 2.05% versus -2.54% for the MSCI AC World, -2.16% for the MSCI World, and -3.34% for the MSCI AC World Value Indices.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 28, 2015, to ensure that the net annual fund operating expenses will not exceed 2.20%, 2.95%, and 1.95% attributable to Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 3.08%, 3.83%, and 2.83% to Class A, Class C, and Class I shares respectively. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 844-467-2459 or by visiting www.conductorfund.com.

Global Year in Review:

As briefly mentioned above, fiscal year 2015 has been defined by a continuation of market trends that have been in place for much for the post financial crisis period.

●	US Equities Over Developed and Emerging International: Assuming current trends hold through the last few weeks of the year, 2015 will mark the 5th time in the past six years that the S&P 500 has outperformed the MSCI EAFE index. From 12/31/2009 through 10/31/2015, the S&P 500 is up 110.5% including dividends versus 37.6% for the EAFE, an incredible divergence. Accordingly, the ratio of the S&P 500 normalized P/E to the EAFE P/E has risen during that timeframe from 0.81x to 1.4x as US valuations expand and EAFE valuations contract. The ratio is near the highest levels observed over the past 10 years. The carnage is much worse for the MSCI Emerging Markets Index. Unbelievably, including dividends, the MSCI EM index is up less than 1% total from 12/31/09 through 10/31/15. Accordingly, EM multiples have collapsed from above 20x in late 2009 to 9.6x today. Like the EAFE, the ratio of US valuations to EM valuations has returned to extreme levels at 2.19x. As of this writing, the S&P 500 is up 1.44%, the EAFE is down 0.46%, and the EM index is down a dramatic 14.78% for 2015. Using valuation differentials as a guide, we think the prospects for EM and EAFE outperformance are strong in coming years. A catalyst for a reversal in fortunes for international stocks remains to be determined, though.

●	Growth Over Value: A similar narrative has played out in recent years between Growth and Value stocks. Barring a historic crash in growth stocks to end the year, 2015 will represent the 6th out of the past seven calendar years that the MSCI AC World Growth Index has outperformed the MSCI AC World Value Index. As of this writing, the AC World Growth index is up 2.03% YTD versus -5.74% for the AC World Value index. Since the end of 2009, the AC World Value index is up 49.95% versus 70.95% for the AC World Growth index. The current streak rivals the Value over Growth streak seen during the period leading into the global financial crisis, during which the AC World Value index beat its growth counterpart for seven straight years between the end of 1999 and 2006. Like the trend between US and international stocks above, we believe the prevailing trend of Growth over Value will begin reversing in the coming years.

●	Energy and Materials Sectors--Poor Performance Continues: Looking at sector performance, 2015 has been another woeful year for stocks in the global energy and materials sectors. YTD, the MSCI ACWI Materials index is down 15.3%, and the ACWI Energy index is down 20.2%. Since the end of 2009, the ACWI Energy sector is now down over 2%, including dividends, on an absolute basis. The Materials index is even worse off, down nearly 13%

overall. Poor performance in these two sectors this year, and beyond, explains a good portion of the underperformance of the Emerging Markets indices, as well as value manager underperformance.

●	US Economic Growth: Steady, but Unremarkable. The Fed Enters Stage Left. Since the financial crisis, US GDP growth hasn’t been able to achieve 1990s-like launch velocity away from the 2% to 3% year over year GDP numbers we’ve become accustomed to. Nonetheless, growth has been solid. The past four quarters of YoY real GDP growth show YoY prints of 2.5%, 2.9%, 2.7%, and 2.2% from Q4:2014 to Q3: 2015. Over the same time frame, US headline unemployment has fallen from 5.7% to 5.0%, the broader U-6 unemployment measure has fallen from 11.5 to 9.9%, and the 4-week average for initial jobless claims has declined to the lowest levels since the early 1970s, a statistic that’s more remarkable when considering that the US labor force has increased significantly over the past 40 years. As labor markets have tightened, markets have become acutely attuned to debate at the Federal Reserve. Interest rate futures markets anticipate a minor Fed rate hike at the coming meeting, though most observers believe the Fed will avoid raising rates on a sustained basis. Considering headline and core inflation remain far below historical averages here and abroad, we agree and find it hard to believe that the Fed will move significantly beyond a “watch and wait” attitude.

●	Europe’s Economy: Green Shoots? At this time last year, YoY real GDP growth for Europe at large remained stuck below 1%. Greece remained a mess, populist political parties were making their presence known in countries like Spain and Italy, and anchor countries like France and Germany faced their own uncertainties. Fast forward to year-end 2015 and we see a continent that’s achieving the best YoY growth rates in four years. YoY real GDP growth for Europe came in at 1.3%, 1.6%, and 1.6% for the first three calendar quarters, not great, but progress has been achieved. Germany’s real GDP has seen an acceleration back towards 2% YoY growth. France, which experienced negative to flat GDP growth in 2014, has seen YoY real GDP growth above 1% for the past two quarters. Spain, a former problem child, has now experienced four straight quarters of real YoY GDP growth above 2%, with the last two quarters showing 3%+ growth. Challenges certainly remain. The refugee crisis resulting from unrest in the Middle East and North Africa has certainly placed strains on the continent. And recent terrorist attacks in Paris could negatively affect activity. Yet, the ECB remains aggressive in pushing QE in the face of dangerously nonexistent headline and core inflation.

●	Japan: Fits and Starts. Nobody can say Prime Minister Abe hasn’t tried. Over the past three to four years, Abe and the Bank of Japan have pulled nearly every tool out of the monetary policy toolbox to get a moribund country growing again. Equity markets responded accordingly. The Yen has weakened accordingly (though the currency has been range-bound versus the dollar for the entirety of 2015). But, real economic growth has proven to be a mixed bag. Real YoY GDP declined for four straight quarters from Q2:2014 through Q1:2015 after a string of 2%+ GDP prints. Now, Japanese economic growth is pulling itself back up, with the most recent quarter showing 1.6% YoY real GDP growth. Expect the uneven performance to continue, though. Abenomics third arrow, improving the productivity and competitiveness of the macro economy, has been a difficult one to pull out of the quiver. Actions to increase female participation in the workforce have largely failed to move the needle this year. Japanese companies still sit on outsized cash positions, with internal investment falling behind desired levels. The overall population continues to decline, birth rates remain low, and the population continues to age. That being said, if the government and Japan Inc. can find a way to change a few of these dynamics and unlock value, valuations remain low for many Japanese publicly traded companies, even after the run-up in recent years.

●	China: Growth on the Ropes. China’s growth deceleration became the key story affecting global equity and commodity markets as the year progressed. The August/September peak to trough correction of nearly 15% in global markets was directly attributable to jitters over China’s slowing growth, market turmoil, capital outflows, and a clumsy Yuan devaluation protocol. Officially, China’s GDP growth appears to have decelerated on a slow, steady glide, but those official numbers are debated endlessly. Q4:2012 YoY real GDP was the last time China has seen official growth at or above 8%. In the most recent quarter, YoY growth came in at 6.9%. Along the way, the Chinese government keeps downshifting their expectations for sustainable growth going forward. Official expectations still call for 6.5%. Look further under the surface of the headline statistics, and those projections perhaps look more problematic. YoY electricity output has been negative three out of the past four quarters. YoY output for crude steel has been negative for eight straight quarters. YoY export trade has been negative in dollar terms for five straight quarters. China’s official reserves have declined by nearly $300 billion over the past five months as the country defends against capital outflows and defends the currency. The list goes on and on. Certainly, China’s deceleration doesn’t spell doom for the broader global economy any more than Japan’s problems during the 1990s as the second biggest economy spelled doom for global growth then. But, until China begins showing some stabilization, the economic and market volatility afflicting commodity-producing emerging markets right now could continue.

●	Emerging Markets: Double Double, Toil and Trouble. As China’s growth decelerates, other emerging market economies continue to feel the pain. Brazil is facing an economic crisis more serious than any faced since the depression-era by some accounts. Brazil’s GDP declined 4.5% in the most recent quarter, the 6th straight quarter of YoY declines. Taiwan’s growth has decelerated from levels above 6% to a level closer to 2% in the most recent quarter. South Korea’s growth has moved back below 3% on a YoY basis. Moving away from the China story, the precipitous declines in oil prices have created a severe economic crisis in Russia. Russia’s real GDP growth YoY has declined for three straight quarters, the past two showing declines over 4%. This could complicate Russia’s desire to assert itself geopolitically. Venezuela is in crisis. Middle Eastern countries, especially those relying on oil income, face declining GDP numbers, significant budget deficits, and deteriorating geopolitical conditions. Needless to say, the cheery story surrounding emerging markets ahead of, through, and during the immediate aftermath of the financial crisis has been completely upended.

Conductor Global: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the model portfolio/Conductor portfolio, both at fiscal year-end 2014 and fiscal year-end 2015. Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the index as a frame of reference.

Sector 10/31/14	Model Portfolio%	ACWI%	Differential
Cash	3.05%	0.07%	2.98%
Consumer Disc.	12.54%	11.44%	1.10%
Consumer Staples	5.47%	9.52%	-4.05%
Energy	5.32%	8.99%	-3.67%
Financials	12.38%	21.21%	-8.83%
Funds (VXX)	2.56%	0.00%	2.56%
Health Care	16.31%	11.30%	5.01%
Industrials	11.82%	10.73%	1.09%
Info Tech	15.57%	13.41%	2.16%
Materials	6.45%	5.16%	1.29%
Other	3.01%	0.00%	3.01%
Telecom Svcs	4.17%	3.88%	0.29%
Utilities	1.35%	3.21%	-1.86%

Sector 10/31/15	Model Portfolio%	ACWI%	Differential
Cash	4.22%	0.12%	4.10%
Consumer Disc.	18.04%	13.16%	4.88%
Consumer Staples	7.24%	10.03%	-2.79%
Energy	7.49%	6.80%	0.69%
Financials	12.62%	20.71%	-8.09%
Funds (VXX)	0.67%	0.00%	0.67%
Health Care	13.65%	12.41%	1.24%
Industrials	10.52%	10.81%	-0.29%
Info Tech	16.07%	14.56%	1.51%
Materials	4.20%	4.48%	-0.28%
Telecom Svcs	3.75%	3.85%	-0.10%
Utilities	1.50%	3.05%	-1.55%

ACWI Sector Performance 10/31/14 to 10/31/15	Performance%
Consumer Disc.	13.05%
Consumer Staples	7.58%
Energy	-21.99%
Financials	-2.85%
Health Care	6.55%
Industrials	0.01%
Info Tech	8.15%
Materials	-12.31%
Telecom Svcs	-2.19%
Utilities	-5.14%

Region 10/31/14	Model Portfolio%	ACWI%	Differential
Africa/Mid East	0.45%	1.13%	-0.68%
Asia Pacific	26.17%	17.78%	8.39%
Cash	3.05%	0.07%	2.98%
Central Asia	0.41%	0.79%	-0.38%
Eastern Europe	0.34%	0.92%	-0.58%
Funds (VXX)	2.56%	0.00%	2.56%
North America	50.16%	54.23%	-4.07%
South/Central Am.	0.54%	1.43%	-0.89%
Western Europe	16.32%	23.65%	-7.33%

Region 10/31/15	Model Portfolio%	ACWI%	Differential
Africa/Mid East	0.55%	1.06%	-0.51%
Asia Pacific	29.65%	17.77%	11.88%
Cash	4.22%	0.12%	4.10%
Central Asia	0.50%	0.72%	-0.22%
Eastern Europe	0.30%	0.66%	-0.36%
Funds (VXX)	0.67%	0.00%	0.67%
North America	45.75%	55.17%	-9.42%
South/Central Am.	0.35%	0.80%	-0.45%
Western Europe	18.01%	23.70%	-5.69%

ACWI Region Performance 10/31/14 to 10/31/15 (USD)	Performance %
United States (S&P 500)	5.19%
Europe	0.17%
Japan	9.47%
Asia AC ex-Japan	-6.98%
EM Latin America	-34.68%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to the Conductor Global Fund is not thematically oriented, but focused on quantitative fundamental metrics. The Fund screens global mid to large cap equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company also exhibits lower quantitative probabilities for bankruptcy (i.e. better balance sheet health) at time of entry than the median company in global indices. To help avoid “value traps” and manage risk, the Conductor Fund also employs momentum-based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, the Conductor Global Fund employs a top down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Conductor Global Fund has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	The biggest shifts in sector risk exposures during the fiscal year occurred in Consumer Discretionary, which rose significantly on a relative and absolute basis relative over the course of the year as we began to pick up some undervalued names in the specialty retail space, and as we added exposure in the global automotive sector; Health Care, which declined somewhat significantly due to triggered sell stops in several key portfolio companies; and, Energy, which rose several percentage point, primarily due to an increase in exposure to the refiner space. If companies in the Energy and Materials sectors can begin to show some technical stabilization, we anticipate that exposures in those sectors could increase decently from current levels. As those sectors continue to experience major price declines, valuation becomes more and more compelling for a number of solid operators in those sectors.

●	In terms of sector attribution relative to the AC World Index, four sectors accounted for the bulk of outperformance relative to the benchmark through 10/31/15: Health Care, Energy, Financials, and IT. The bulk of the excess return attributable to Health Care names came from stock selection owing to the strong performance among nearly all of our portfolio companies in this space, especially in managed care. In Energy, attribution was more evenly split between allocation and stock selection; the portfolio refinery names actually contributed positively to performance in a down tape, and an average underweight position of approximately 2% over the course of the year helped as well. Positive attribution in Financials was largely a function of the longstanding underweight position. Outsized excess return in IT was also attributable to stock selection primarily. Only one sector created negative attribution: Consumer Discretionary. All of the negative relative return in this space can be attributed to stock selection. Though the Consumer Discretionary sector as a whole has been a solid performer, there have been a number of cross-currents as well. For instance, Hong Kong footwear company Bosideng Intl and for-profit education provider Devry are both classified as Consumer Discretionary and both cost the portfolio approximately 40 basis points in relative performance during the fiscal year.

GEOGRAPHY

●	In terms of geographic allocation, a trend towards EAFE exposure and away from US exposure continued over the course of the year, with more of the portfolio shift directed towards the Asia/Pacific region than the European region. Our current exposure to North American markets is at the lowest levels observed since the inception of the fund. Within the Asia/Pacific region, Japan still represents the bulk of that exposure, though we’ve added companies located in South Korea, Hong Kong, and Australia to the portfolio in recent months. This reflects increasingly favorable valuations in overseas markets, as well as the fact that we’ve sold a number of US stocks that no longer meet our strict criteria for continued inclusion in the portfolio. Looking forward, using the valuation differential between US and international stocks as a guide, we anticipate that exposure to international equities will gradually increase in coming quarters, with emerging market equities starting to present especially compelling opportunities.

●	Reviewing geographic attribution metrics for the 2015 fiscal year provides an encouraging picture. Portfolio outperformance during the year was equally attributable to Asia/Pacific, North American, and European stocks. Furthermore, in all three cases, the majority of positive attribution came from stock selection over regional allocation. Japan contributed all of the excess return in the Asia region owing to Japan’s chart-topping performance among global equity indices, while Italy, France, and Germany were the largest contributors in the European region (a strong performance from Italian health care name Recordati SpA accounted for the outsized Italy performance).

MARKET CAP

●	Large Cap names in the portfolio averaged approximately 59.6% of exposure over the course of the year vs. 96.2% for the benchmark and accounted for nearly all outperformance relative to the benchmark this fiscal year.

●	Conversely, Mid/Small Cap exposure, representing a weighted average of approximately 35.7% this year, did not contribute meaningfully to excess returns this year. Positive mid-cap attribution was offset by negative small-cap attribution.

OTHER

●	As mentioned before, at various points we’ve employed an approximate 2% volatility ETF position in the portfolio to cover the potential for random negative tail risk events due to the overvaluation of US markets relative to long-term norms. Even with US markets observing outsized volatility this fiscal year, the position cost us approximately 0.9% of relative performance.

●	Otherwise, the overall top-down exposures model kept us fully invested for the entire year. Therefore, there are no unusual spikes in cash levels to report at this time. Over the course of the 2014 Fiscal Year, the weighted average cash balance in the fund was approximately 2.7%. As such, cash drag cost us approximately 0.1% of relative performance.

Portfolio Characteristics

The portfolio as currently constructed continues to reflect our value and quality orientations. Weighted average levels for portfolio and benchmark valuation metrics can be found in the following table:

Valuation Metric	Portfolio	MSCI AC World

EV/EBITDA, TTM	8.36x	9.92x
Price to Book	1.79x	2.04x
Price to Cash Flow	8.72x	10.25x
Price to Sales	0.91x	1.31x
Debt to Equity	91.12%	153.3%
Dividend Yield	2.00%	2.51%

Distributions

Based upon information provided by our administrator, Gemini Fund Services, there will not be any distributions this year, calendar year 2015, from the Conductor Global Fund.

Disclosures:

Investing in the Fund carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. The risk of investing in emerging market securities, primarily increased foreign investment risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Conductor Funds. This and other information about the Funds is contained in the prospectus and should be read carefully before investing. The prospectus for both funds can be obtained by calling toll free 1-844-GO-RAILX or by clicking here. The Conductor Funds are distributed by Northern Lights Distributors, LLC., Member FINRA IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States*.

MSCI AC World Index: The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indexes comprising 23 developed and 21 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*

S&P 500 Index: The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*.

MSCI Europe Index: The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom*.

TOPIX: An index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the ‘first section’ on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E trailing 12 month: The sum of a company’s price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company’s likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company’s annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets

B = Retained Earnings/Total Assets

C = Earnings Before Interest & Tax/Total Assets

D = Market Value of Equity/Total Liabilities

E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

4838-NLD-12/11/2015

Conductor Global Fund

Portfolio Review (Unaudited)

October 31, 2015

The Fund’s performance figures* for the periods ended October 31, 2015, compared to its benchmark:

			Annualized Inception	Annualized Inception	Annualized Inception
	6 Months	One Year	Date 12/27/2013	Date 4/15/2014	Date 9/17/2015
Class A	(2.49)%	4.08%	N/A	2.96%	N/A
Class A with Load (a)	(8.11)%	(1.92)%	N/A	(0.88)%	N/A
Class C	N/A	N/A	N/A	N/A	2.62%
Class I	(2.39)%	4.28%	1.24%	N/A	N/A
MSCI World Total Return Index (b)	(2.89)%	2.33%	4.23%	4.86%	3.44%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Per the fee table in the March 2, 2015 prospectus, the Fund’s total annual net operating expense ratio is 2.23%, 2.98% and 1.98% for Class A, Class C and Class I shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a)	Class A with load total return is calculated using the maximum sales charge of 5.75%

(b)	The MSCI World Total Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI World Index consists of 23 developed market country indexes.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of October 31, 2015
Holdings by Asset Class	% of Net Assets	Holdings by Country	% of Market Value
Equity Funds	48.0%	Global ETF	47.7%
Retail	4.9%	United States	24.7%
Auto Parts & Equipment	4.6%	Japan	16.7%
Telecommunications	4.5%	South Korea	2.8%
Oil & Gas	4.4%	France	2.7%
Money Market Fund	4.4%	Italy	2.2%
Pharmaceuticals	3.9%	Belgium	1.1%
Healthcare-Services	2.9%	China	1.1%
Commercial Services	2.7%	Ireland	1.0%
Software	2.6%		100.0%
Other**	16.4%
Other Assets and Liabilities -Net	0.7%
	100.0%

**	Other represents 2.5% or less weightings in the following industries: Airlines, Apparel, Auto Manufacturers, Beverages, Chemicals, Computers, Electronics, Engineering & Construction, Food, Healthcare Products, Insurance, Media, and Miscellaneous Manufacturing.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Conductor Global Fund

PORTFOLIO OF INVESTMENTS

October 31, 2015

Shares		Value
	COMMON STOCKS - 46.9%
	AIRLINES - 1.3%
13,600	Japan Airlines Co., Ltd.	$517,041

	APPAREL - 0.8%
11,160	LF Corp.	309,690

	AUTO MANUFACTURERS - 1.0%
8,194	Kia Motors Corp.	400,885

	AUTO PARTS & EQUIPMENT - 4.6%
1,807	Hyundai Mobis Co., Ltd.	380,241
24,600	Keihin Corp.	405,133
16,700	Koito Manufacturing Co., Ltd.	641,135
13,500	TS Tech Co., Ltd.	374,284
		1,800,793
	BEVERAGES - 1.3%
24,500	Coca-Cola West Co., Ltd.	499,274

	CHEMICALS - 1.7%
27,000	Nissan Chemical Industries Ltd.	676,849

	COMMERCIAL SERVICES - 2.7%
11,237	Cintas Corp.	1,046,052

	COMPUTERS - 1.7%
7,588	Cap Gemini SA	679,784

	ELECTRONICS - 1.2%
6,207	Tech Data Corp. *	451,807

	ENGINEERING & CONSTRUCTION - 1.0%
22,000	Maeda Road Construction Co., Ltd.	404,499

	FOOD - 1.4%
29,000	Yamazaki Baking Co., Ltd.	564,016

	HEALTHCARE-PRODUCTS - 1.0%
5,431	Medtronic PLC	401,460

	HEALTHCARE-SERVICES - 2.9%
4,119	Anthem, Inc.	573,159
4,777	UnitedHealth Group, Inc.	562,635
		1,135,794

See accompanying notes to financial statements.

Conductor Global Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value
	COMMON STOCKS - 46.9% (Continued)
	INSURANCE - 1.7%
7,679	Hanover Insurance Group, Inc. (The)	$646,956

	MEDIA - 1.0%
19,143	Metropole Television SA	370,485

	MISCELLANEOUS MANUFACTURING - 1.3%
12,900	FUJIFILM Holdings Corp.	519,555

	OIL & GAS - 4.4%
24,187	Alon USA Energy, Inc.	405,132
9,176	CVR Energy, Inc.	407,965
9,337	HollyFrontier Corp.	457,233
6,715	Valero Energy Corp.	442,653
		1,712,983
	PHARMACEUTICALS - 3.9%
34,659	Recordati SpA	866,392
11,986	VCA, Inc. *	656,473
		1,522,865
	RETAIL - 4.9%
7,740	Cash America International, Inc.	267,262
1,602,000	China Dongxiang Group Co., Ltd.	407,213
22,622	Express, Inc. *	436,605
17,204	Guess?, Inc.	362,144
4,000	Shimamura Co., Ltd.	453,889
		1,927,113
	SOFTWARE - 2.6%
27,600	DeNA Co., Ltd.	447,209
40,800	Nexon Co., Ltd.	571,681
		1,018,890
	TELECOMMUNICATIONS - 4.5%
12,428	NETGEAR, Inc. *	514,519
14,383	NeuStar, Inc. *	391,074
21,400	NTT DOCOMO, Inc.	418,781
11,897	Proximus	414,527
		1,738,901

	TOTAL COMMON STOCKS (Cost - $14,368,903)	18,345,692

See accompanying notes to financial statements.

Conductor Global Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS AND NOTES - 48.0%
	EQUITY FUNDS - 48.0%
12,424	iPATH S&P 500 VIX Short-Term Futures ETN *	$233,944
311,985	Vanguard Total World Stock ETF	18,513,190
	TOTAL EXCHANGE TRADED FUNDS AND NOTES - (Cost - $18,782,393)	18,747,134

	SHORT-TERM INVESTMENTS - 4.4%
1,735,792	Morgan Stanley Treasury Securities Portfolio - Institutional Class (Cost - $1,735,792)	1,735,792

	TOTAL INVESTMENTS -99.3% (Cost - $34,887,088) (a)	$38,828,618
	OTHER ASSETS AND LIABILITIES - NET - 0.7%	257,084
	TOTAL NET ASSETS - 100.0%	$39,085,702

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $34,887,088 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,073,389
Unrealized Depreciation:	(131,859)
Net Unrealized Appreciation:	$3,941,530

See accompanying notes to financial statements.

Conductor Global Fund

Statement of Assets and Liabilities

October 31, 2015

ASSETS
Investment securities:
Total securities, at cost	$34,887,088
Total securities, at fair value	$38,828,618
Foreign currency (cost $290,521)	255,041
Dividends and interest receivable	38,692
Prepaid expenses and other assets	35,826
TOTAL ASSETS	39,158,177

LIABILITIES
Investment advisory fees payable	40,376
Distribution (12b-1) fees payable	196
Payable to related parties	6,856
Accrued expenses and other liabilities	25,047
TOTAL LIABILITIES	72,475
NET ASSETS	$39,085,702

NET ASSETS CONSIST OF:
Paid in capital	$38,203,421
Undistributed net investment loss	(37,252)
Accumulated net realized loss on investments and currency transactions	(2,987,886)
Net unrealized appreciation of investments and currency transactions	3,907,419
NET ASSETS	$39,085,702

NET ASSET VALUE PER SHARE:

Class A Shares:
Net Assets	$1,109,053
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	108,747
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.20
Maximum offering price per share (maximum sales charge of 5.75%) (a)(b)	$10.82

Class C Shares:
Net Assets	$21
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.20 (c)

Class I Shares:
Net Assets	$37,976,628
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,713,194
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.23

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	NAV may not recalculate due to rounding of shares.

See accompanying notes to financial statements.

Conductor Global Fund

Statement of Operations

For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld $24,188)	$705,934
Interest Income	450
TOTAL INVESTMENT INCOME	706,384

EXPENSES
Investment advisory fees	539,261
Distribution (12b-1) fees: Class A	270
Registration fees	42,393
Legal fees	40,693
Non 12B-1 shareholder services	24,497
Administrative services fees	22,945
Accounting services fees	22,398
Transfer agent fees	18,791
Audit fees	17,257
Custodian fees	16,061
Trustees fees and expenses	15,348
Compliance officer fees	14,066
Printing and postage expenses	11,002
Insurance expense	3,408
Other expenses	2,453
TOTAL EXPENSES	790,843

Less: Fees waived by the Advisor	(90,754)

NET EXPENSES	700,089

NET INVESTMENT INCOME	6,295

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Unaffiliated Investments	110,689
Affiliated Investments	(358,750)
Foreign Currency Transactions	(37,815)
Realized loss on investments and foreign currency transactions	(285,876)

Net change in unrealized appreciation (depreciation) of:
Unaffiliated Investments	1,679,120
Affiliated Investments	116,218
Foreign Currency Translations	(29,948)
Unrealized appreciation on investments and foreign currency transactions	1,765,390

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,479,514

NET INCREASE IN NET ASSETS	$1,485,809

See accompanying notes to financial statements.

Conductor Global Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2015 (a)	2014 (b)
FROM OPERATIONS
Net investment income	$6,295	$20,169
Net realized loss from investments and foreign currency transactions	(285,876)	(2,823,393)
Net change in unrealized appreciation of investments and foreign currency transactions	1,765,390	2,142,029
Net increase (decrease) in net assets resulting from operations	1,485,809	(661,195)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,057,960	12,271
Class C	20	—
Class I	3,455,787	35,195,015
Payments for shares redeemed:
Class A	(47)	—
Class I	(1,223,406)	(236,512)
Net increase in net assets from shares of beneficial interest	3,290,314	34,970,774

TOTAL INCREASE IN NET ASSETS	4,776,123	34,309,579

NET ASSETS
Beginning of Period	34,309,579	—
End of Period*	$39,085,702	$34,309,579
*Includes undistributed net investment loss of:	$(37,252)	$(58,249)

SHARE ACTIVITY
Class A:
Shares Sold	107,503	1,249
Shares Redeemed	(5)	—
Net increase in shares of beneficial interest outstanding	107,498	1,249

Class C:
Shares Sold	2	—
Net increase in shares of beneficial interest outstanding	2	—

Class I:
Shares Sold	336,393	3,520,554
Shares Redeemed	(119,906)	(23,847)
Net increase in shares of beneficial interest outstanding	216,487	3,496,707

(a)	The Conductor Global Fund Class C commenced investment operations on September 17, 2015.

(b)	The Conductor Global Fund Class I commenced investment operations on December 26, 2013. The Conductor Global Fund Class A commenced investment operations on April 15, 2014.

See accompanying notes to financial statements.

Conductor Global Fund

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A Shares
	Year Ended		Period Ended
	October 31,		October 31, 2014
	2015		2014 (1)
Net asset value, beginning of period	$9.80		$9.75
Activity from investment operations:
Net investment income (loss) (2)	0.00	(10)	(0.01)
Net realized and unrealized gain on investments	0.40		0.06	(3)
Total from investment operations	0.40		0.05
Net asset value, end of period	$10.20		$9.80
Total return (4)	4.08%		0.51	% (5)
Net assets, at end of period (000’s)	$1,109		$12
Ratio of gross expenses to average net assets (6)(8)	2.49%		2.51	% (7)
Ratio of net expenses to average net assets (8)	2.18%		2.20	% (7)
Ratio of net investment income (loss) to average net assets (8)(9)	0.02%		(0.22	)% (7)
Portfolio Turnover Rate	86%		99	% (5)

(1)	The Conductor Global Fund Class A commenced investment operations on April 15, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(10)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Conductor Global Fund

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class C Shares
Period Ended
October 31,
2015 (1)
Net asset value, beginning of period	$9.94
Activity from investment operations:
Net investment income (2)	0.03
Net realized and unrealized gain on investments	0.23
Total from investment operations	0.26
Net asset value, end of period	$10.20
Total return (3)(4)	2.62%
Net assets, at end of period	$21
Ratio of gross expenses to average net assets (5)(6)(7)	3.18%
Ratio of net expenses to average net assets (6)(7)	2.93%
Ratio of net investment income to average net assets (6)(7)(8)	2.52%
Portfolio Turnover Rate (4)	86%

(1)	The Conductor Global Fund Class C commenced investment operations on September 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Conductor Global Fund

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I Shares
	Year Ended	Period Ended
	October 31,	October 31, 2014
	2015	2014 (1)
Net asset value, beginning of period	$9.81	$10.00
Activity from investment operations:
Net investment income (2)	0.00 (3)	0.01
Net realized and unrealized gain (loss) on investments	0.42	(0.20)
Total from investment operations	0.42	(0.19)
Net asset value, end of period	$10.23	$9.81
Total return (4)	4.28%	(1.90	)% (5)
Net assets, at end of period (000s)	$37,977	$34,297
Ratio of gross expenses to average net assets (6)(8)	2.20%	2.26	% (7)
Ratio of net expenses to average net assets (8)	1.95%	1.95	% (7)
Ratio of net investment income to average net assets (8)(9)	0.02%	0.08	% (7)
Portfolio Turnover Rate	86%	99	% (5)

(1)	The Conductor Global Fund Class I commenced investment operations on December 26, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

1.	ORGANIZATION

The Conductor Global Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced investment operations for Class I shares on December 26, 2013. Class A shares commenced investment operations on April 15, 2014. Class C shares commenced investment operations on September 17, 2015. The investment objective is to provide long-term risk-adjusted total return.

The Fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2015 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$18,345,692	$—	$—	$18,345,692
Exchange Traded Funds and Notes	18,747,134	—	—	18,747,134
Money Market Fund	1,735,792	—	—	1,735,792
Total	$38,828,618	$—	$—	$38,828,618

* Please refer to the Portfolio of Investments for industry classifications.

There were no transfers between levels during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year 2014 or expected to be taken for the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2015 for amounted to $32,262,371 and $29,868,104, respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – IronHorse Capital, LLC serves as the Fund’s Investment Adviser (the “Advisor”). Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund incurred advisory fees in the amount of $539,261.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until March 1, 2016, so that the total annual operating expenses of the Conductor Global Fund do not exceed 2.18%, 2.93%, and 1.93% of the average daily net assets of Class A, Class C, and Class I, respectively.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

Prior to February 28, 2015, the advisor agreed to waive all or a portion of its management fees so that the total annual operating expenses, or extraordinary expenses, did not exceed 2.20% and 1.95% of average daily net assets for Class A and Class I, respectively.

Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.

The following amounts are subject to recapture by the Fund by the following dates:

10/31/2017	$102,335
10/31/2018	$90,754

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended October 31, 2015, $270 and $0 of 12b- 1 fees was accrued for Class A shares and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. The Distributor is an affiliate of GFS. For the year ended October 31, 2015, the Distributor received $52,390 in underwriting commissions for sales of Class A shares, of which $7,851 was retained by the principal underwriter for Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BlueGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	TAX COMPONENTS OF CAPITAL

As of October 31, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(37,253)	$(2,987,886)	$—	$3,907,419	$882,280

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Enhanced Income Fund incurred and elected to defer such late year losses of $37,253.

At October 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,987,886	$—	$2,987,886

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and the reclass of net operating losses, resulted in reclassifications for the year ended October 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(57,667)	$14,702	$42,965

6.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the year with affiliated companies are as follows:

			Value-				Change in
			Beginning of		Sales		Unrealized	Value-End of
CUSIP		Description	Period	Purchases	Proceeds	Realized (Loss)	Appreciation	Year
22539	T621	VelocityShares VIX Short-Term ETN	$811,909	$—	$(569,377)	$(358,750)	$116,218	$—

As of October 31, 2015, the Fund did not hold any affiliated securities.

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Conductor Global Fund currently invests a portion of its assets in Vanguard Total World Stock ETF Fund. The Vanguard Total World Stock ETF Fund is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Vanguard Total World Stock ETF Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Vanguard Total World Stock ETF Fund. The financial statements of the Vanguard Total World Stock ETF Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2015, the Fund invested 47.4% of its net assets in the Vanguard Total World Stock ETF Fund.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2015

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2015 Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 82% of the voting securities of the Conductor Global Fund.

9.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended October 31, 2015, the Fund did not assess any redemption fees.

10.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than described below.

Effective December 21, 2015, the Fund’s name will change to Conductor Global Equity Value Fund. In addition, on December 21, 2015, the Fund will also offer Class Y shares.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Conductor Global Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Conductor Global Fund (the “Fund”), as of October 31, 2015, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year ended October 31, 2015 and for the period December 26, 2013 (commencement of operations) through October 31, 2014. The financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conductor Global Fund, as of October 31, 2015 and the results of its operations for the year then ended and the statement of changes in net assets and financial highlights for the year ended October 31, 2015 and for the period December 26, 2013 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

December 29, 2015

Conductor Global Fund

EXPENSE EXAMPLES (Unaudited)

October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense Ratio
Actual	5/1/15	10/31/15	5/1/15 – 10/31/15	5/1/15 – 10/31/15
Class A *	$1,000.00	$ 975.10	$ 10.85	2.18%
Class C **	1,000.00	1,026.20	3.58	2.93%
Class I *	1,000.00	976.10	9.61	1.93%

	Beginning	Ending	Expenses Paid	Annualized
Hypothetical	Account Value	Account Value	During Period	Expense Ratio
(5% return before expenses)	5/1/15	10/31/15	5/1/15 – 10/31/15	5/1/15 – 10/31/15
Class A *	$1,000.00	$ 1,014.22	$ 11.07	2.18%
Class C **	1,000.00	1,005.22	14.85	2.93%
Class I *	1,000.00	1,015.48	9.80	1.93%

*	Expense information for is equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Expense information is for the period from 9/17/15 (date of initial investment) to 10/31/15. Actual expenses are equal to the Portfolio’s annualized net expense ratio multiplied by 44/365 (to reflect the period from initial investment to October 31, 2015).

Conductor Global Fund

SUPPLEMENTAL INFORMATION (Unaudited)

October 31, 2015

Approval of Advisory Agreement – Conductor Global Fund

At a meeting held on October 6, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including each of the Independent Trustees, considered the renewal of the investment advisory agreement (the “Agreement”) between IronHorse Capital, LLC (“IronHorse” or the “Adviser”) and the Trust, on behalf of the Conductor Global Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (d) a comparison of the Fund’s advisory fee and expense ratio to those of comparable mutual funds; (e) the level of profitability from the Adviser’s fund-related operations; (f) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (g) performance information of the Fund compared to its Morningstar category and a group of mutual funds with similar investment strategies.

In its consideration of the Agreement, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Independent Trustees reviewed materials provided by IronHorse related to the Advisory Agreement with the Trust on behalf of the Fund, including the Advisory Agreement, a description of the manner in which investment decisions are made and executed, a review of the financial condition of IronHorse, an overview of the personnel that perform services for the Fund, IronHorse’s compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), a written risk assessment and a report analyzing the performance record, fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching their conclusions, the Independent Trustees considered the experience and qualifications of IronHorse’s management team, the description provided by IronHorse of its practices for executing the Fund’s investment strategies and the performance of the Fund. The Independent Trustees considered that the Fund employs an investment strategy that focuses on a large global universe of investible stocks, and that IronHorse had demonstrated a positive performance track record for its other similar investment products consistent with this strategy. The Independent Trustees also considered IronHorse’s compliance program and marketing efforts. The Independent Trustees considered that IronHorse has devoted sufficient resources to maintaining its compliance program, and that IronHorse is appropriately focused on marketing and distribution programs for the Fund. The Independent Trustees concluded that IronHorse had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by IronHorse to the Fund were satisfactory and reliable.

Performance. The Independent Trustees considered a report prepared by Morningstar (the “Morningstar Report”) that included the Fund’s performance for the one-year period ended June 30, 2015, as compared to the Fund’s Morningstar category (World Stock) and as compared to an additional group of funds selected by Morningstar (the “Peer Group”) that includes peers from the Long/Short Equity and Tactical Allocation Morningstar categories. The Independent Trustees considered that the Fund ranked in the top quartile of returns for the one-year period as compared to both the World Stock category and Peer Group. The Independent Trustees also considered that the Fund underperformed the World Stock category and its benchmark index for calendar year 2014, but has outperformed for the six-month period ended June 30, 2015.

In evaluating the performance of the Fund, the Independent Trustees considered that the Fund had not been in operation for a sufficient time period to establish a meaningful performance record. The Independent Trustees considered that the Morningstar Report also took into account various measures of portfolio risk, and indicated that the Fund is achieving its objective of generating above-average, risk-adjusted returns. The Independent Trustees

Conductor Global Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2015

concluded that, based on IronHorse’s presentation and the performance of the Fund, IronHorse’s performance was satisfactory and that IronHorse was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses. As to the costs of the services provided and profits realized by IronHorse, the Independent Trustees considered a comparison of the Fund’s advisory fee and overall expenses to those of the Peer Group and World Stock category. The Independent Trustees considered that IronHorse charges an advisory fee of 1.50% of the Fund’s average net assets. The Independent Trustees noted that the Fund’s advisory fee was higher than the median of the World Stock, Long/Short Equity and Tactical Allocation Morningstar categories, and ranked in the third quartile of the Long/Short Equity category and in the fourth quartile of the World Stock and Tactical Allocation categories, but was not the highest fee in any of these categories.

The Independent Trustees also considered the expense ratio of the Fund, noting that IronHorse has agreed to reimburse expenses to limit net annual operating expenses to 2.18%, 2.93% and 1.93% of the average net assets attributable to Class A, Class C and Class I shares of the Fund, respectively. The Independent Trustees noted that the Fund’s net expense ratio (Class I shares) was higher than the median of the Peer Group and World Stock category and ranks in the fourth quartile. The Independent Trustees considered that the Morningstar Report’s analysis of the Fund’s net expense ratio took into account that IronHorse’s risk management strategies are unique within the World Stock category and warranted comparison to other categories that may apply, and that the asset levels of the Fund are low as compared to the Peer Group and the World Stock category median and are likely a factor in the Fund’s expense levels.

The Independent Trustees concluded that the contractual advisory fee paid to IronHorse was reasonable and that the overall expense ratio was acceptable in light of these factors.

Profitability. The Independent Trustees considered IronHorse’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Independent Trustees reviewed a profitability analysis prepared by IronHorse based on current asset levels. The Independent Trustees considered that IronHorse continues to waive a portion of its advisory fee to limit Fund operating expenses, and that the Fund is currently not generating a profit for IronHorse.

Economies of Scale. The Independent Trustees considered whether IronHorse would realize economies of scale with respect to its management of the Fund. The Independent Trustees considered the profitability analysis included in the Board Materials, and noted that while expenses of managing the Fund as a percentage of assets under management are expected to decrease as the Fund’s assets continue to grow, at current asset levels, economies of scale was not a relevant consideration. The Independent Trustees noted that they would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Conclusion. The Meeting was then reconvened. The Chairman reported that the Independent Trustees, having requested and received such information from IronHorse as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term is in the best interests of the Fund and its current and future shareholders. In considering the Advisory Agreement, the Independent Trustees did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Conductor Global Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2015

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	121	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	121	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2010); Partner, Davidoff, Malito & Hutcher, LLP (2004- 2010)	11	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014); Partner, Howard Rice, P.C. (2007-2010);	11	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-467-2459.

10/31/15 – Two Roads v2

Conductor Global Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2015

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant, LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012 to present); Vice President (from 2004 to Present; Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 – August 2009).	N/A	N/A

*	Information is as of December 21, 2015.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-467-2459.

10/31/15 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

This Page Intentionally Left Blank

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-GO-RAILX or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-GO-RAILX.

Investment Advisor
IronHorse Capital LLC
The First Capital Building
555 Perkins Extended, Suite 450
Memphis, TN 38117

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
Conductor Global Fund	14,500	14,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
Conductor Global Fund	3,500	3,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer,
Date: 1/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer
Date: 1/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer
Date: 1/7/2016